Exhibit 99.1

WeWork Announces Expiration and Final Results of the Exchange Offers and Consent Solicitations and Waiver and Satisfaction of the Minimum Participation Condition

NEW YORK—(BUSINESS WIRE)—WeWork Inc. (“WeWork” or the “Company”) (NYSE: WE) today announced the expiration and final results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by WeWork Companies LLC (the “Issuer”) and WW Co-Obligor Inc. (the “Co-Obligor” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, any and all of the Issuers’ outstanding 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and, together with the Old 7.875% Notes, the “Old Notes”), for a combination of certain securities as set forth in, and subject to the terms and conditions of, the confidential offering memorandum and consent solicitation statement dated as of April 3, 2023 (as supplemented or otherwise modified from time to time, the “Offering Memorandum”).

As of 5:00 p.m., New York City time, on May 1, 2023 (the “Expiration Time”), the Issuers received from Eligible Holders (as defined in the Offering Memorandum) valid and unrevoked tenders and related consents, as reported by Epiq Corporate Restructuring, LLC (the “Exchange Agent”), representing 85.9% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $506.9 million with respect to the Old 7.875% Notes, representing 75.8% of the aggregate principal amount thereof outstanding, and (ii) $540.7 million with respect to the Old 5.00% Notes, representing 98.3% of the aggregate principal amount thereof outstanding, as further specified in the table below. Assuming the receipt in full of the required funding in the New First Lien Notes Issuance (as defined in the Offering Memorandum) from each New Money Participant (as defined in the Offering Memorandum) by the applicable Funding Date (as defined in the Offering Memorandum), and subject to the terms and conditions set forth in the Offering Memorandum, the Issuers and the Company, as applicable, expect to issue on the Settlement Date (as defined below) the following securities as part of the aggregate Exchange Consideration (as defined in the Offering Memorandum) with respect to the Old Notes tendered by the Expiration Time: $704.6 million in aggregate principal amount of New Second Lien Notes (as defined in the Offering Memorandum), $23.5 million in aggregate principal amount of New Third Lien Notes (as defined in the Offering Memorandum) and 232.0 million shares of Class A Common Stock (as defined in the Offering Memorandum). In addition, approximately $400.0 million in aggregate principal amount of New First Lien Notes (as defined in the Offering Memorandum) were subscribed in the concurrent New First Lien Notes Issuance by certain Eligible Holders. Pursuant to the Backstop Commitment Agreement, dated as of March 17, 2023, the Backstop Parties (as defined in the Offering Memorandum) have committed to fund any shortfall in the New First Lien Notes Issuance, such that the Issuers expect to issue and sell $500.0 million of New First Lien Notes on the Settlement Date.

Option Considerations	Title of Series of Old Notes	CUSIPs/ISINs	Aggregate Principal Amount Outstanding	Principal Amount Tendered by the Expiration Time	Exchange Consideration per $1,000 of Old Notes(1)(2)
First Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$456.0 million	(i) $750 in principal amount of New Second Lien Notes per $1,000 in principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP (as defined herein)), subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder (each as defined in the Offering Memorandum).
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$483.4 million

Second Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$19.8 million	974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP), subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder.
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$16.1 million

Third Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$26.3 million	(i) $750 in principal amount of New Third Lien Notes per $1,000 principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$5.0 million

Fourth Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$4.8 million	974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).
	5.00% Senior Notes due 2025, Series	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$36.1 million

(1)

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn (and accepted for exchange), the Issuers will pay accrued and unpaid interest in cash in addition to the Exchange Consideration, as applicable, to, but not including, the Settlement Date. No consideration will be paid for consents in the Consent Solicitations.

(2)

The number of shares of Class A Common Stock to be issued as part of the Exchange Consideration is calculated based on a price per share equal to the 20-day trading volume weighted average price of the shares of Class A Common Stock during the period starting 10 trading days prior to the announcement of the Transactions (as defined in the Offering Memorandum) on March 17, 2023 and ending 10 trading days after such announcement, which has been determined to be $0.9236 per share (the “Common Equity VWAP”). Shares of Class A Common Stock delivered as part of the Exchange Consideration will be rounded down to the nearest whole share. No cash payment will be received as a result of rounding down.

In addition, as previously announced, as of 5.00 p.m., New York City time, on April 14, 2023, the Issuers received the requisite number of consents in the concurrent consent solicitations (the “Consent Solicitations”) from holders of Old 7.875% Notes and Old 5.00% Notes to adopt certain proposed amendments (the “Proposed Amendments”) to the Senior Notes Indenture, dated as of April 30, 2018, governing the Old 7.875% Notes (the “2018 Indenture”), and the Amended and Restated Senior Notes Indenture, dated as of December 16, 2021, governing the Old 5.00% Notes (the “2021 Indenture” and together with the 2018 Indenture, the “Old Notes Indentures”), to eliminate substantially all of the restrictive covenants contained in the Old Notes Indentures and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and defeasance, in each case upon the terms and subject to the conditions set forth in the Offering Memorandum. The Issuers previously entered into supplemental indentures with the applicable trustee and the guarantors party thereto to reflect the Proposed Amendments, but the Proposed Amendments will become operative only upon the consummation of the Exchange Offers on the Settlement Date.

Further, the Company today announced that the Issuers have waived the Minimum Participation Condition (as defined in the Offering Memorandum) applicable to the Old 7.875% Notes. The Minimum Participation Condition originally required that a minimum of 90% of the aggregate principal amount outstanding of each series of Old Notes be validly tendered (and not validly withdrawn) prior to the Expiration Time. As disclosed in this press release, 75.8% of the aggregate principal amount of Old 7.875% Notes outstanding and 98.3% of the aggregate principal amount of Old 5.00% Notes outstanding have been validly tendered (and not validly withdrawn) by the Expiration Time. In addition, as previously announced, on April 24, 2023, the Stockholder Approval Condition (as defined in the Offering Memorandum) was satisfied. The consummation of each of the Exchange Offers, the Consent Solicitations and the New First Lien Notes Issuance on the Settlement Date remains subject to the satisfaction of the General Conditions (as defined in the Offering Memorandum). Subject to applicable law, the Issuers may amend, extend, terminate or withdraw one of the Exchange Offers and related Consent Solicitation without amending, extending, terminating or withdrawing the other, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Exchange Offers and the Consent Solicitations” in the Offering Memorandum with respect to the applicable Exchange Offer is not satisfied as determined by the Issuers in their sole discretion.

The settlement of the Exchange Offers is expected to occur on May 5, 2023, unless extended or terminated and subject to the terms and conditions set forth in the Offering Memorandum (the “Settlement Date”). Following the consummation of the Exchange Offers on the Settlement Date, the Issuers expect the aggregate principal amount of Old 7.875% Notes outstanding to be $162.1 million and the aggregate principal amount of Old 5.00% Notes outstanding to be $9.3 million.

The New First Lien Notes Issuance and each Exchange Offer is being made, and the Securities (as defined in the Offering Memorandum) are being offered and issued (i) with respect to the New Notes (as defined in the Offering Memorandum), (a) in the United States, to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) outside the United States, to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S promulgated under the Securities Act and (ii) with respect to the shares of Class A Common Stock, to institutions that are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act.

Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2023, before making any decision with respect to the New First Lien Notes Issuance, the Exchange Offers or the Consent Solicitations.

The Exchange Offers, the New First Lien Notes Issuance and the Securities have not be registered under the Securities Act or any other applicable securities laws and, unless so registered, the Securities may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any other applicable securities laws. ADDITIONALLY, THE ISSUANCE OF THE CLASS A COMMON STOCK AS PART OF THE EXCHANGE CONSIDERATION HAS NOT BEEN REGISTERED AND SUCH CLASS A COMMON STOCK CANNOT BE RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, WHICH WILL CONSTITUTE A SIGNIFICANT ADDITIONAL RESTRICTION ON THE ABILITY TO RESELL SUCH CLASS A COMMON STOCK. As a result, the Class A Common Stock will be issued solely on the books of the Transfer Agent (as defined in the Offering Memorandum).

The Company will provide customary registration rights for the resale of Class A Common Stock issued as Exchange Consideration to all Eligible Holders who participate in the Exchange Offers and who provide certain required information.

The Company has engaged PJT Partners LP as the dealer manager (the “Dealer Manager”) for the Exchange Offers and Consent Solicitations. Epiq Corporate Restructuring, LLC has been appointed as the Exchange Agent. Questions concerning the Exchange Offers and the Consent Solicitations may be directed to the Dealer Manager or the Exchange Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.

About WeWork

WeWork (NYSE: WE) was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since then, we’ve become one of the leading global flexible space providers committed to delivering technology-driven turnkey solutions, flexible spaces, and community experiences.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the New First Lien Notes Issuance, the Exchange Offers, the Consent Solicitations, the Transactions or the Stockholder Approvals (each as defined in the Offering Memorandum) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Exchange Offers, Consent Solicitations and other related transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors.

Such factors include, but are not limited to, WeWork’s ability to consummate the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; WeWork’s ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections.

Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Investor Relations:

Kevin Berry

investor@wework.com

Press:

Nicole Sizemore

press@wework.com

Source: WeWork

Category: Investor Relations